AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
PLATINUM INVESTOR® VIP
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
SUPPLEMENT DATED SEPTEMBER 26, 2008
TO
PROSPECTUS DATED APRIL 30, 2008

          American General Life Insurance Company ("AGL") is amending the prospectus for the sole purpose of ceasing future sales of the Platinum Investor VIP flexible premium variable universal life insurance Policies (the "Policies").

          As of December 31, 2008, the Policies will no longer be sold because they are based upon the 1980 Commissioners' Standard Ordinary mortality and morbidity tables ("1980 CSO Tables"). The 2001 Commissioners' Standard Ordinary mortality and morbidity tables ("2001 CSO Tables") are now the prevailing commissioners' standard tables and are prescribed by the National Association of Insurance Commissioners.

          As a result, the 1980 CSO Tables may continue to be used for policies issued in 2008, but use of the 2001 CSO Tables is mandatory under both state law and federal tax law for policies issued in 2009 and later. Please contact your registered representative for information on 2001 CSO compliant AGL variable universal life policy alternatives.

          Effective September 26, 2008, a new paragraph is added to the prospectus immediately following the title of the section "POLICY FEATURES," as follows:

          After December 31, 2008, AGL will no longer accept applications for Platinum Investor VIP Policies. Your rights as a Platinum Investor VIP Policy owner, including the right to make additional premium payments, are not affected by this change.